Exhibit 99.2

BANKFINANCIAL CORPORATION

SECOND QUARTER 2012

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform to the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period–end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current, or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMANCE MEASUREMENTS
Return on assets (ratio of net income (loss) to average total assets) (1)	0.21%	0.61%	(11.65)%	(0.46)%	0.24%
Return on equity (ratio of net income (loss) to average equity) (1)	1.56	4.61	(75.38)	(3.01)	1.62
Net interest rate spread (1)	4.04	4.18	4.19	4.19	4.27
Net interest margin (1)	4.11	4.26	4.28	4.29	4.38
Efficiency ratio, less goodwill impairment	87.07	78.00	90.76	80.32	77.09
Noninterest expense to average total assets, less goodwill impairment (1)	3.68	3.49	4.04	3.54	3.46
Average interest–earning assets to average interest–bearing liabilities	123.50	122.46	122.86	122.52	122.55
Number of full service offices	20	20	20	20	20
Employees (full time equivalents)	350	353	357	360	373

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF FINANCIAL CONDITION

ASSETS
Cash and due from other financial institutions	$17,679	$24,037	$24,247	$15,270	$14,049
Interest-bearing deposits in other financial institutions	203,028	154,043	96,457	92,898	100,433
Securities, at fair value	75,040	81,241	92,832	94,880	95,546
Loans held-for-sale	505	521	1,918	1,388	—
Loans receivable, net	1,118,928	1,177,719	1,227,391	1,270,023	1,291,399
Other real estate owned	17,251	20,189	22,480	24,278	27,032
Stock in Federal Home Loan Bank, at cost	10,160	11,336	16,346	16,346	16,346
Premises and equipment, net	38,934	39,044	39,155	38,948	38,745
Intangible assets	3,351	3,508	3,671	26,604	27,074
Bank owned life insurance	21,453	21,333	21,207	21,066	20,901
FDIC prepaid expense	3,738	4,027	4,351	4,662	5,003
Income tax receivable	694	1,353	1,809	1,445	1,862
Deferred taxes, net	—	—	—	15,444	13,232
Other assets	11,433	10,786	11,711	10,574	11,266

Total assets	$1,522,194	$1,549,137	$1,563,575	$1,633,826	$1,662,888

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$1,289,467	$1,320,580	$1,332,552	$1,352,808	$1,378,331
Borrowings	10,081	9,995	9,322	9,253	12,595
Other liabilities	19,703	16,451	21,844	24,663	21,584

Total liabilities	1,319,251	1,347,026	1,363,718	1,386,724	1,412,510
Stockholders’ equity	202,943	202,111	199,857	247,102	250,378

Total liabilities and stockholders’ equity	$1,522,194	$1,549,137	$1,563,575	$1,633,826	$1,662,888

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
SUMMARY STATEMENT OF OPERATIONS
Total interest income	$15,824	$16,634	$17,370	$17,990	$19,000
Total interest expense	1,112	1,240	1,380	1,629	1,910

Net interest income before provision	14,712	15,394	15,990	16,361	17,090
Provision for loan losses	1,745	996	9,740	7,384	3,175

Net interest income	12,967	14,398	6,250	8,977	13,915
Noninterest income	1,418	1,832	2,004	1,863	1,879
Noninterest expense	14,044	13,436	40,193	14,637	14,623

Income (loss) before income tax	341	2,794	(31,939)	(3,797)	1,171
Income tax expense (benefit)	(457)	457	15,110	(1,901)	145

Net income (loss)	$798	$2,337	$(47,049)	$(1,896)	$1,026

Basic earnings (loss) per common share	$0.04	$0.12	$(2.38)	$(0.10)	$0.05

Diluted earnings (loss) per common share	$0.04	$0.12	$(2.38)	$(0.10)	$0.05

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
NONINTEREST INCOME AND EXPENSE

Noninterest Income
Deposit service charges and fees	$521	$557	$657	$699	$691
Other fee income	383	385	430	381	413
Insurance commissions and annuities income	112	122	189	146	155
Gain on sales of loans, net	118	267	199	83	39
Loss on disposition of premises and equipment	(157)	—	—	1	(10)
Loan servicing fees	119	128	131	138	137
Amortization of servicing assets	(67)	(69)	(74)	(73)	(51)
Impairment (recovery) of servicing assets	(31)	(13)	17	(32)	—
Earnings on bank owned life insurance	120	126	141	165	162
Trust income	190	184	186	199	216
Other	110	145	128	156	127

Total noninterest income	$1,418	$1,832	$2,004	$1,863	$1,879

Noninterest Expense
Compensation and benefits	$6,461	$6,659	$6,078	$6,229	$7,120
Office occupancy and equipment	1,755	1,743	1,870	1,845	1,736
Advertising and public relations	217	94	60	333	260
Information technology	1,146	1,261	1,058	1,085	1,091
Supplies, telephone, and postage	408	430	434	450	439
Amortization of intangibles	157	163	367	470	470
Nonperforming asset management	1,117	1,191	1,430	1,267	1,279
Loss (gain) on sales of other real estate owned	54	(139)	113	16	(61)
Operations of other real estate owned	601	351	844	563	617
Write down of other real estate owned	1,036	389	2,482	1,009	299
FDIC insurance premiums	309	348	334	354	186
Acquisition expense	—	—	—	—	230
Goodwill impairment	—	—	23,862	—	—
Other	783	946	1,261	1,016	957

Total noninterest expenses	$14,044	$13,436	$40,193	$14,637	$14,623

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
DEPOSITS
Noninterest–bearing demand	$140,801	$144,182	$142,084	$138,510	$138,805
Savings deposits	144,875	147,706	144,515	145,549	143,880
Money market accounts	347,889	343,826	345,011	350,693	354,897
Interest–bearing NOW accounts	336,629	338,269	336,531	333,188	323,997
Certificates of deposit – Retail	319,273	346,597	364,411	384,769	416,653
Certificates of deposit – Wholesale	—	—	—	99	99

Total certificates of deposit	319,273	346,597	364,411	384,868	416,752

Deposits	$1,289,467	$1,320,580	$1,332,552	$1,352,808	$1,378,331

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
LOANS
One–to–four family residential real estate loans	$252,034	$262,263	$272,032	$284,814	$291,135
Multi–family mortgage loans	390,112	410,341	423,615	438,858	447,162
Nonresidential real estate loans	299,567	308,094	311,641	322,167	328,100
Construction and land loans	15,391	19,283	19,852	22,195	24,339
Commercial loans	68,510	81,998	93,932	82,553	73,622
Commercial leases	121,356	124,319	134,990	145,272	145,858
Consumer loans	2,055	2,211	2,147	1,978	3,109

Total loans	1,149,025	1,208,509	1,258,209	1,297,837	1,313,325
Net deferred loan origination costs	781	848	908	964	1,037
Allowance for loan losses	(30,878)	(31,638)	(31,726)	(28,778)	(22,963)

Loans, net	$1,118,928	$1,177,719	$1,227,391	$1,270,023	$1,291,399

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
CREDIT QUALITY:
Nonperforming Assets:
Nonaccrual loans:
One–to–four family residential real estate loans	$14,214	$11,602	$10,709	$17,123	$12,663
Multi–family mortgage loans	12,640	13,264	14,983	13,140	12,360
Nonresidential real estate loans	30,096	32,892	30,396	25,908	12,393
Construction and land loans	4,005	3,263	3,263	3,544	504
Commercial loans	3,533	3,527	2,940	4,535	3,886
Commercial leases	159	22	22	94	72
Consumer loans	13	8	3	—	—

Nonaccrual loans	64,660	64,578	62,316	64,344	41,878

Other real estate owned:
One–to–four family residential real estate	3,365	4,251	5,328	3,991	5,659
Multi–family real estate	2,645	3,005	3,655	4,252	3,987
Nonresidential real estate	4,496	4,756	4,905	5,947	6,896
Land	1,665	1,712	2,237	3,203	3,218

Other real estate owned	12,171	13,724	16,125	17,393	19,760

Nonperforming assets (excluding purchase impaired loans and purchased other real estate owned)	76,831	78,302	78,441	81,737	61,638

Purchased impaired loans:
One–to–four family residential real estate loans	$2,297	$3,670	$3,941	$3,279	$2,201
Multi–family mortgage loans	1,491	1,454	1,418	1,434	1,398
Nonresidential real estate loans	2,661	3,308	3,375	3,317	3,369
Construction and land loans	2,324	4,859	4,788	5,998	7,759
Commercial loans	677	841	1,078	1,047	1,029

Purchased impaired loans	9,450	14,132	14,600	15,075	15,756

Purchased other real estate owned:
One–to–four family residential real estate	535	721	327	327	327
Nonresidential real estate	927	2,264	2,546	2,771	3,006
Land	3,618	3,480	3,482	3,787	3,939

Purchased other real estate owned	5,080	6,465	6,355	6,885	7,272

Purchased impaired loans and OREO	14,530	20,597	20,955	21,960	23,028

Nonperforming assets	$91,361	$98,899	$99,396	$103,697	$84,666

Asset Quality Ratios
Nonperforming assets to total assets	6.00%	6.38%	6.36%	6.35%	5.09%
Nonperforming assets to total assets (2)	5.05	5.05	5.02	5.00	3.71
Nonaccrual loans to total loans	6.45	6.51	6.11	6.12	4.39
Nonaccrual loans to total loans (2)	5.63	5.34	4.95	4.96	3.19
Allowance for loan losses to nonaccrual loans	41.67	40.20	41.25	36.24	39.84
Allowance for loan losses to nonaccrual loans (2)	47.75	48.99	50.91	44.73	54.83

(1)	Annualized
(2)	Asset quality ratios exclude purchased impaired loans and acquired other real estate owned resulting from the Downers Grove National Bank merger.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
PERFORMING LOANS GREATER THAN 30 DAYS PAST DUE

30 – 59 days past due	$1,448	$14,131	$11,305	$4,676	$8,557
60 – 89 days past due	108	157	2,410	6,256	6,022
Matured Loans	2,553	10,008	15,582	10,138	18,475

	$4,109	$24,296	$29,297	$21,070	$33,054

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
ALLOWANCE FOR LOAN LOSSES

Beginning balance	$31,638	$31,726	$28,778	$22,963	$22,504

Charge offs:
One–to–four family residential real estate loans	(591)	(672)	(2,689)	(584)	(415)
Multi–family mortgage loans	(135)	(554)	(1,893)	(842)	(542)
Nonresidential real estate loans	(2,202)	(433)	(686)	(12)	—
Construction and land loans	(185)	(47)	(249)	(121)	(1,771)
Commercial loans	(31)	(138)	(1,352)	—	(42)
Commercial leases	—	—	(72)	—	—
Consumer loans	(11)	(12)	(6)	(70)	(1)

	(3,155)	(1,856)	(6,947)	(1,629)	(2,771)

Recoveries:

One–to–four family residential real estate loans	74	111	11	33	5
Multi–family mortgage loans	96	384	1	3	32
Nonresidential real estate loans	284	31	5	5	5
Construction and land loans	58	184	—	—	—
Commercial loans	132	57	135	15	13
Commercial leases	—	—	—	—	—
Consumer loans	6	5	3	4	—

	650	772	155	60	55

Net (charge–offs) recoveries	(2,505)	(1,084)	(6,792)	(1,569)	(2,716)

Provision for loan losses	1,745	996	9,740	7,384	3,175

Ending balance	$30,878	$31,638	$31,726	$28,778	$22,963

Allowance for loan losses to total loans	2.69%	2.62%	2.52%	2.22%	1.75%
Net charge–off ratio (1)	0.85	0.35	2.11	0.48	0.81

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED AVERAGE BALANCES

Total average assets	$1,525,626	$1,541,815	$1,614,989	$1,651,715	$1,689,687
Total average interest–earning assets	1,440,147	1,454,117	1,483,656	1,513,816	1,564,244
Average loans	1,184,803	1,236,234	1,285,153	1,304,805	1,334,239
Average securities	77,077	88,448	95,120	97,984	112,636
Average stock in FHLB	10,741	13,868	16,346	16,346	16,562
Average other interest–earning assets	167,526	115,567	87,037	94,681	100,807
Total average interest–bearing liabilities	1,166,111	1,187,446	1,207,554	1,235,588	1,276,390
Average interest–bearing deposits	1,156,355	1,178,263	1,198,045	1,225,368	1,262,883
Average borrowings	9,756	9,183	9,509	10,220	13,507
Average stockholders’ equity	204,709	202,935	249,659	251,923	252,874

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
SELECTED YIELDS AND COST OF FUNDS (1):

Total average interest–earning assets	4.42%	4.60%	4.64%	4.71%	4.87%
Average loans	5.20	5.24	5.18	5.28	5.46
Average securities	2.02	2.01	2.12	2.29	2.73
Average other interest–earning assets	0.28	0.25	0.27	0.29	0.29

Total average interest–bearing liabilities	0.38	0.42	0.45	0.52	0.60
Average interest–bearing deposits	0.38	0.41	0.45	0.52	0.59
Average borrowings	1.15	1.14	1.21	1.40	1.81

Net interest rate spread	4.04	4.18	4.19	4.19	4.27
Net interest margin	4.11	4.26	4.28	4.29	4.38

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
CAPITAL RATIOS (1)

BankFinancial Corporation
Equity to total assets (end of period)	13.33%	13.05%	12.78%	15.12%	15.06%
Tangible equity to tangible total assets (end of period)	13.14	12.85	12.58	13.72	13.65

Risk–based total capital ratio	19.19	17.95	17.04	17.06	17.28
Risk–based tier 1 capital ratio	17.92	16.68	15.77	15.80	16.19
Tier 1 leverage ratio	13.09	12.84	12.28	12.69	13.15
Tier 1 capital	$198,517	$197,547	$195,075	$204,282	$213,702

BankFinancial FSB
Risk–based total capital ratio	16.69	15.58	14.73	14.84	14.99
Risk–based tier 1 capital ratio	15.43	14.31	13.47	13.58	13.90
Tier 1 leverage ratio	11.27	10.98	10.50	10.91	11.05
Tier 1 capital	$170,877	$169,470	$166,634	$175,504	$183,282

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
COMMON STOCK AND DIVIDENDS

Stock Prices:
Close	$7.53	$6.62	$5.52	$6.64	$8.47
High	7.56	7.05	8.89	8.62	9.55
Low	5.66	5.25	5.26	6.51	8.10

Book value per share	$9.64	$9.59	$9.48	$11.73	$11.88
Tangible book value per share	$9.47	$9.42	$9.31	$10.46	$10.60

Cash dividends declared on common stock	$0.01	$0.01	$0.01	$0.07	$0.07

Stock repurchases	$—	$—	$—	$—	$—
Stock repurchases – shares	—	—	—	—	—

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
EARNINGS PER SHARE COMPUTATIONS

Net income (loss)	$798	$2,337	$(47,049)	$(1,896)	$1,026

Average common shares outstanding	21,072,966	21,072,966	21,072,966	21,072,966	21,072,966
Less: Unearned ESOP shares	(1,209,023)	(1,233,359)	(1,257,911)	(1,325,859)	(1,350,347)
Unvested restricted stock shares	(3,524)	(4,334)	(7,866)	(8,667)	(8,667)

Weighted average common shares outstanding	19,860,419	19,835,273	19,807,189	19,738,440	19,713,952
Plus: Dilutive common shares equivalents	—	807	—	—	1,528

Weighted average dilutive common shares outstanding	19,860,419	19,836,080	19,807,189	19,738,440	19,715,480

Number of anti–dilutive stock options excluded from the diluted earnings per share calculation	1,881,053	2,055,553	2,075,553	2,080,553	2,202,553
Weighted average exercise price of anti–dilutive options	$16.58	$16.53	$16.54	$16.54	$16.48
Basic earnings (loss) per common share	$0.04	$0.12	$(2.38)	$(0.10)	$0.05

Diluted earnings (loss) per common share	$0.04	$0.12	$(2.38)	$(0.10)	$0.05

(1)	Capital calculations for June 30, 2012, March 31, 2012, December 31, 2011, and September 30, 2011 are in accordance with OCC guidance; all previous periods calculated are in accordance with OTS guidance.

BANKFINANCIAL CORPORATION

NON–GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non–GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non–GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States, or GAAP. The Company believes that the use of the non–GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non–GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non–GAAP financial measures may differ from similar non–GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

These measures include pre–tax pre–provision earnings from core operations and pre–tax pre–provision earnings from core operations to average total assets. Management believes that by excluding the provision for loan losses, other real estate owned related income and expense, nonperforming asset management expenses, acquisition expenses and goodwill impairment from noninterest expense, these measures better reflect our core operating performance.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE THREE AND SIX MONTH PERIODS

ENDED JUNE 30, 2012 and 2011

	Three months ended June 30,		Six months ended June 30,
	2012	2011	2012	2011
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$341	$1,171	$3,135	$(585)
Provision for loan losses	1,745	3,175	2,741	5,599

	2,086	4,346	5,876	5,014

Adjustments:
Nonperforming asset management	1,117	1,279	2,357	1,734
Loss (gain) on sale of other real estate owned	54	(61)	(85)	(113)
Other real estate owned write–downs	1,036	299	1,425	478
Operations of other real estate owned	601	617	903	943
Acquisition expenses	—	230	—	1,761
Goodwill impairment	—	—	—	—

Adjustments	2,808	2,364	4,600	4,803

Pre–tax pre–provision earnings from core operations	$4,894	$6,710	$10,476	$9,817

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.28%	1.59%	1.37%	1.22%

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE LATEST FIVE QUARTERS

	2012		2011
	IIQ	IQ	IVQ	IIIQ	IIQ
Pre–tax pre–provision earnings from core operations
Income (loss) before income taxes	$341	$2,794	$(31,939)	$(3,797)	$1,171
Provision for loan losses	1,745	996	9,740	7,384	3,175

	2,086	3,790	(22,199)	3,587	4,346

Adjustments:
Nonperforming asset management	1,117	1,191	1,430	1,267	1,279
Loss (gain) on sale of other real estate owned	54	(139)	113	16	(61)
Other real estate owned write–downs	1,036	389	2,482	1,009	299
Operations of other real estate owned	601	351	844	563	617
Acquisition expenses	—	—	—	—	230
Goodwill impairment	—	—	23,862	—	—

Adjustments	2,808	1,792	28,731	2,855	2,364

Pre–tax pre–provision earnings from core operations	$4,894	$5,582	$6,532	$6,442	$6,710

Pre–tax pre–provision earnings from core operations to average total assets (1)	1.28%	1.45%	1.62%	1.56%	1.59%

(1)	Annualized